UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported):
March 2, 2018
ALEXANDER’S, INC.
(Exact Name of Registrant as Specified in Charter)
Delaware	No. 001-06064	No. 51-0100517
(State or Other	(Commission	(IRS Employer
Jurisdiction of	File Number)	Identification No.)
Incorporation)

210 Route 4 East, Paramus, New Jersey	07652
(Address of Principal Executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (201) 587-8541
Former name or former address, if changed since last report: N/A
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instructions A.2.):
☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.        Other Events.
In November 2012, Alexander’s, Inc. (the “Company”) paid real property transfer taxes to New York City in connection with the sale of its Kings Plaza Regional Shopping Center (“Kings Plaza”) located in Brooklyn, New York. In October 2015, the New York City Department of Finance (“NYC DOF”) issued a Notice of Determination to the Company assessing an additional New York City real property transfer tax amount, including interest, which the Company has vigorously contested. On February 16, 2018, the Company was notified by its tax attorneys, who also represent another taxpayer, that the New York City Tax Appeals Tribunal (the “Tribunal”) issued a decision against that taxpayer and assessed additional New York City real property transfer taxes in connection with a similar case.  This decision reversed a January 2017 determination of a New York City administrative law judge that additional New York City real property transfer taxes were not due from that taxpayer.  The underlying facts related to the NYC DOF’s Notice of Determination to the Company are similar to the facts underlying the case ruled on by the Tribunal.

Although the Company intends to continue to vigorously contest the NYC DOF’s assessment, the Company estimates that it will record an expense in the quarter ended March 31, 2018 of approximately $23.8 million, or $4.65 per diluted share, which will be presented as “Loss from discontinued operations” on its consolidated statement of income.  This expense includes $15.9 million of real property transfer tax and $7.9 million of interest.

Certain statements contained herein may constitute “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995.  Such forward-looking statements involve known and unknown risks, uncertainties and other factors, which may cause the actual results, performance or achievements of the Company to be materially different from any future results, performance or achievements expressed or implied by such forward-looking statements. For a discussion of factors that could materially affect the outcome of our other forward-looking statements and our future results and financial condition, see “Risk Factors” in Part I, Item 1A, of our Annual Report on Form 10-K for the year ended December 31, 2017.  Such factors include, among others, risks associated with the timing of and costs associated with property improvements, financing commitments and general competitive factors.

SIGNATURE
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
ALEXANDER’S, INC.
(Registrant)

By:	/s/ Matthew Iocco
Name:	Matthew Iocco
Title:	Chief Financial Officer

Date: March 2, 2018